UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/12/2007

BJ Services Company
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10570

DE	63-0084140
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4601 Westway Park Blvd., Houston, TX 77041
(Address of principal executive offices, including zip code)

713-895-5624
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2007, Kenneth A. Williams, our Vice President and President - U.S./Mexico Division, informed management of his decision to retire effective March 31, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ Services Company

Date: February 16, 2007	By:	/s/ J. W. Stewart
J. W. Stewart
Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Announcement from J. W. Stewart regarding retirement of Kenneth A. Williams